OPT-SCIENCES CORPORATION

                              1912 Bannard Street
                              Post Office Box 221
                        Riverton, New Jersey 08077-0221
                                (856) 829-2800


                   Notice of Annual Meeting of Shareholders
                         To Be Held on March 27, 2002


The Annual Meeting of Shareholders of OPT-SCIENCES CORPORATION (the "Company"), will be held at 2:30 p.m. (EST) on Wednesday, March 27, 2002 at the offices of Kania, Lindner, Lasak and Feeney, Suite 525, Two Bala Plaza, 333 City Avenue, Bala Cynwyd, PA 19004 to consider and act upon the following matters:

       (1) To elect three directors to serve until the next Annual Meeting and until their successors have been elected and qualified;

       (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

       Only shareholders of record on the books of the Company at the close of business on February 8, 2002 will be entitled to notice of and vote at the meeting or any adjournment thereof.

       The Annual Report of the Company for the year ended October 27, 2001 is enclosed herewith.

                                              By   Order   of   the   Board  of
                                              Directors



                                              ______________________________
                                              Anderson L. McCabe
                                              President
                                              March 5, 2002

                                  IMPORTANT

            WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                            NOT TO SEND US A PROXY

                       MANAGEMENT INFORMATION STATEMENT
                          OF OPT-SCIENCES CORPORATION

                      For Annual Meeting of Shareholders
                          To be held March 27, 20021


       Management has furnished this statement to shareholders regarding matters to be voted at the Annual Meeting of Shareholders of Opt-Sciences Corporation (the "Company"). The Annual Meeting will be held at 2:30 p.m.
(EST) on Wednesday, March 27, 2002 at the offices of Kania, Lindner, Lasak and Feeney, Suite 525, Two Bala Plaza, 333 City Avenue, Bala Cynwyd, PA 19004.


            WE ARE NOT ASKING YOU FOR A PROXY AND WE ARE REQUESTING
                          YOU NOT TO SEND US A PROXY

                      VOTING SECURITIES AND RECORD DATE


       The Common Stock ($.25 par value) is the only outstanding class of voting securities. Holders of record at the close of business of February 8, 2002 are entitled to notice of the meeting and to vote at the meeting and any adjournment thereof. At the close of business on February 8, 2002, 775,585 shares of Common Stock were issued, outstanding, and entitled to vote. The holders of Common Stock will vote as one class at the meeting of the Shareholders. Each share of Common Stock entitles the holder at the record date to one vote at the meeting.

                       PRINCIPAL SHAREHOLDERS AND QUORUM

       A Trust for the benefit of the children of Arthur J., Kania owns 510,853 shares (66% of the outstanding shares). No other person is known by Management to own of record or beneficially more than 5% of the outstanding shares of the Company.

       A majority of the outstanding shares of the Common Stock of the Company, represented in person or by proxy, shall constitute a quorum at the meeting, and since there is no provision for cumulative voting, only the affirmative vote of the majority of the shares represented at the Meeting is required to elect Directors and approve such other matters to be considered by the Shareholders.







SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors (all of whom are nominees):


Name and Address of              Amount and Nature of Percentage of
Beneficial Owner                 Voting Securities


Anderson L. McCabe                                  844(1)              0(1)
P.O. Box 221
1912 Bannard Street
Riverton, N.J.  08077

Arthur J. Kania                     23,723(1)                           3%  (1)
Suite 525, Two Bala Plaza
Bala Cynwyd, PA  19004

Arthur J. Kania, Jr.                         0(1)                       0
(1)
Suite 525, Two Bala Plaza
Bala Cynwyd, PA  19004


Holders of 5% or More of Voting Securities


Allen Speiser, Trustee           510,853                                 66%
Arthur John Kania Trust
Suite 525, Two Bala Plaza
333 City Avenue
Bala Cynwyd, PA  19004


1. Excludes 510,853 shares (66% of the outstanding shares) owned by a Trust for the benefit of Arthur J. Kania's children. Mr. Kania disclaims beneficial ownership in all such shares. Mr. McCabe, husband of a beneficiary of the trust, disclaims beneficial ownership in all such shares. Arthur J. Kania, Jr., a son of Arthur J. Kania, is a beneficiary of the aforementioned trust, but has no power to vote such shares in said trust and is not a beneficial owner under the applicable rules.





                           MATTERS TO BE ACTED UPON

Election of Directors

       Three directors are to be elected at the Annual Meeting and those persons elected will hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. The by-laws provide that the Board of Directors shall consist of no more than five members, with the actual number to be established by resolution of the Board of Directors. The current Board of Directors has by resolution established the number of directors at three.

       Any vacancy that occurs during the year may be filled by a majority vote of the Board of Directors without any further shareholder action. The vacancy may be filled for the remainder of the term, which is until the next Annual Meeting. There is no reason to believe that any nominee will be unable to serve if elected, and to the knowledge of Management all nominees intend to serve the entire term for which election is sought.

                    Positions with Company;                Year
                    Principal Occupation and               First
                    Business Experience                    Became
                    During Past Five Years;                Director
Nominees(Age)       Other Directorships(1)                 of Company

Anderson L.         Director of the Company;                   1987
McCabe (46)         President of the Company
                    from 1/1/86 to present.

Arthur J.           Director and Secretary                     1977
Kania     (70)      of the Company;
                    Principal of Trikan Associates
                    (real estate ownership and management-
                    investment firm); Partner of Kania,
                    Lindner, Lasak and Feeney (law firm);

Arthur J.           Director of the Company;                   1987
Kania, Jr (46)      Principal of Trikan Associates
                    (real estate ownership and management-
                     investment firm); Vice-President of
                     Newtown Street Road Associates (real
                     estate ownership and management).

1. This column lists directorships held in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Sections 15(d) of that Act or any company registered as an investment company under the Investment Company Act of 1940. This column does not include directorships held with any of the Company's subsidiaries.
                   INFORMATION REGARDING EXECUTIVE OFFICERS


       Anderson L. McCabe, 46 years old, is President and Chief Executive Officer of the Company and its manufacturing subsidiary. He graduated from the University of South Carolina in 1977 and received a B.S. in Chemical Engineering. From 1977 to 1985, he was employed by United Engineers and Constructors, Inc., a subsidiary of Raytheon Corporation as Process Engineer with managerial responsibilities. In 1986 he became president of the Company. He is a registered professional engineer.

       Arthur J. Kania, 70 years old, is the Secretary-Treasurer of the Company, and a Director since 1977. He is not active in the day-to-day operations of the Company or its manufacturing subsidiary. Mr. Kania's principal occupations in the past five years have been as Principal of Trikan Associates (real estate ownership and management - investment firm); and as a partner of the law firm of Kania, Lindner, Lasak and Feeney.

              THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

       During the most recent fiscal year, the Board of Directors held two meetings, both of which were attended by all Directors and one of which constituted an audit committee meeting. The Board, when acting as audit committee, reviewed and discussed the financial statements with Management and the Company's auditors and they have received disclosures from such outside auditors evidencing the auditor's independence. There are no separate committees of the Board of Directors. Management does not know of any Company transaction in which any nominee for Director or any Officer had a direct or indirect material interest other than that reflected in this information statement.

REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

             The following table sets forth on an accrual basis for the fiscal years shown, the remuneration of the sale compensated executive officer of the Company.

                          Summary Compensation Table

       (a)                (b)                 (c)                 (d)

Name and Principal
    Position              Year                Salary              Bonus
                          2001                 75,000             35,000
Anderson L. McCabe        2000                 75,000             25,000
President, Director       1999                 75,000             35,000





                      DIRECTOR COMPENSATION FOR LAST FISCAL YEAR
                                   Cash Compensation

Name                     Annual Retainer  Meeting  Fees  Consulting Fees; Other
Fees

 (a)                      (b)           (c)          (d)

Anderson L. McCabe        $7,500        $0            $0
Arthur J. Kania           $7,500        $0            $0
Arthur J. Kania, Jr.      $7,500        $0            $0

                                    Security Grants

Name                      Number of Shares    Number of Securities
                                              Underlying Options
                                              Capital/SARS
                                 (e)                 (f)

Anderson L. McCabe                0                   0
Arthur J. Kania                   0                   0
Arthur J. Kania, Jr.              0                   0


CERTAIN TRANSACTIONS AND RELATIONSHIPS


       During fiscal 2001, the Company incurred legal fees of $17,000 to the firm of Kania, Lindner, Lasak and Feeney, of which Mr. Arthur J. Kania is the senior partner.


                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS


       Mayer, Shanzer & Mayer, P.C. and its predecessors have acted as independent certified public accountants for the Company since 1968. No change is presently contemplated. The Company has been advised that neither that accounting firm nor any shareholder thereof has any direct financial interest or any material indirect interest in the Company. A representative of Mayer, Shanzer & Mayer, P.C. will be present and available for questioning at the Meeting and will have an opportunity to make a statement at that time.






                         ANNUAL REPORT ON FORM 10-KSB


       The 2001 Annual Report of the Company, which includes financial statements for the fiscal year ended October 27, 2001, accompanies the information statement.


       Upon the written request of any person who on the record date was a record owner of the Company's Common Stock, or who represents in good faith that he was on such date, a beneficial owner of such stock entitled to vote at the Annual Meeting, the Company will send to such person, without charge, a copy of its Annual Report on Form 10-KSB for fiscal year 2001 as filed with Securities and Exchange Commission. Requests for this report should be directed to Anderson L. McCabe, President, Opt-Sciences Corporation, 1912 Bannard Street, Post Office Box 221, Riverton, New Jersey, 08077-0221.

                             STOCKHOLDER PROPOSALS

       Any qualified Shareholder desiring to have his proposal included on the Company's proxy materials for the annual meeting to be held in the year 2003 must submit such proposal in writing to the Company no later than September 30, 2002.


                                 OTHER MATTERS


       Management does not know of any other business which is likely to be brought before the 2002 Annual Meeting. However, in the event that other matters properly come before the 2002 Annual Meeting, they will be acted upon accordingly.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.




                                                  Anderson L. McCabe
                                                  President